                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 13E-3
                        RULE 13E-3 TRANSACTION STATEMENT
              (Pursuant to Section 13(e) of the Securities Exchange
                     Act of 1934 and Rule 13e-3 thereunder)

                              MAXXIM MEDICAL, INC.
                                (Name of Issuer)

                              MAXXIM MEDICAL, INC.
                               KENNETH W. DAVIDSON
                                ERNEST J. HENLEY
                      (Name of Person(s) Filing Statement)

                     COMMON STOCK, PAR VALUE $.001 PER SHARE
                         (Title of Class of Securities)

                                   57777G 10 5
                      (CUSIP Number of Class of Securities)

                    KENNETH W. DAVIDSON                                  KENNETH W. DAVIDSON
       Chairman of the Board, President and Chief Executive               ERNEST J. HENLEY
                          Officer                                        Maxxim Medical, Inc.
                    Maxxim Medical, Inc.                               10300 49th Street North
                  10300 49th Street North                                Clearwater, FL 33762
                    Clearwater, FL 33762                                    (727) 561-2100
                       (727) 561-2100

   (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

                                 With copies to:

                    PAUL R. LYNCH, ESQ.                                  MICHAEL E. GIZANG, ESQ.
               Shumaker, Loop & Kendrick, LLP                   Skadden, Arps, Slate, Meagher & Flom LLP
              101 E. Kennedy Blvd., Suite 2800                              919 Third Avenue
                      Tampa, FL 33602                                   New York, New York 10022
                       (813) 229-7600                                        (212) 735-2000

This statement is filed in connection with (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. [ ] The filing of a registration statement under the Securities Act of 1933.

c. [ ] A tender offer.

d. [ ] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

                            CALCULATION OF FILING FEE

==============================================================================
    Transaction Valuation *                             Amount of Filing Fee

         $373,802,475                                         $74,760
==============================================================================

* For purposes of calculating the fee only. Calculated in accordance with Rule 0-11(b)(2) under the Securities Exchange Act of 1934, as amended. Assumes the purchase of 13,732,826 shares of Common Stock, par value .001 per share, of Maxxim Medical, Inc. at $26.00 per share and the purchase of the underlying options to purchase Common Stock for an aggregate of $16,748,999.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         Amount Previously Paid:  $74,760

         Form or Registration No.: Preliminary Proxy Statement on Schedule 14A (filed concurrently with this Schedule 13E-3)

         Filing Party: Maxxim Medical, Inc.

         Date Filed: July 26, 1999

                                 SCHEDULE 13E-3

                                  INTRODUCTION

     This Rule 13e-3 transaction statement is being filed with the Securities and Exchange Commission in connection with the merger of Fox Paine Medic Acquisition Corporation with and into Maxxim Medical, Inc. ("Maxxim") pursuant to an Agreement and Plan of Merger, dated as of June 13, 1999, among Fox Paine Medic Acquisition Corporation and Maxxim. Under the merger agreement, Maxxim will continue as the surviving corporation and each share of Maxxim common stock, par value $.001 per share, outstanding immediately prior to the merger (together with the preferred stock purchase rights associated with those shares), other than a portion of the shares held by the Continuing Shareholders (as defined below), and shares held by dissenting shareholders, will be converted into the right to receive $26.00 in cash, without interest. The Continuing Shareholders are Kenneth W. Davidson, Peter M. Graham, David L. Lamont, Alan S. Blazei, Henry T. Dehart, Joseph D. Dailey, Jack F. Cahill, Suzanne R. Garon, Ernest J. Henley and Davis C. Henley. Mr. Davidson and Dr. Henley are members of Maxxim's board of directors and are filing this transaction statement together with Maxxim. All of the Continuing Shareholders are participating in the merger and will be treated differently than the other Maxxim shareholders. Upon consummation of the merger, Maxxim will be owned approximately 15% (before giving effect to options and warrants) by the Continuing Shareholders (Mr. Davidson will own 3.9% of Maxxim and Dr. Henley will own 3% of Maxxim) and 85% by affiliates of Fox Paine & Company, LLC, a private investment firm, and other related investors.

         Concurrently with the filing of this transaction statement, Maxxim has filed with the SEC a preliminary Proxy Statement on Schedule 14A (the "Proxy Statement") in connection with a special meeting of the shareholders of Maxxim, at which meeting the shareholders will be asked to approve the merger agreement. The following cross reference sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the preliminary Proxy Statement of the information required to be included in response to the items of this statement. The information set forth in the preliminary Proxy Statement, including all appendices thereto, is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the provisions of the preliminary Proxy Statement.

                              CROSS REFERENCE SHEET

         ITEM IN                     CAPTION OR LOCATION
     SCHEDULE 13E-3                 IN THE PROXY STATEMENT
     --------------                 ----------------------
Item 1(a)                  "Summary - The Participants"

Item 1(b)                  "Summary - The Special Meeting," "Historical Market
                           Information" and "The Special Meeting - Record Date and Voting"

Item 1(c) - (f)            "Historical Market Information"

Item 2(a) - (g)            "Summary - The Participants," "Historical Market
                           Information" and "Information About the Transaction
                           Participants - The Continuing Shareholders"

Item 3(a)(1) "Summary - Interests of Certain Persons in the Merger," "Historical Market Information" and
                           "Special Factors-Interests of Certain Persons in the
                           Merger"

Item 3(a)(2)               "Summary - Interests of Certain Persons in the
                           Merger," "Historical Market Information," "Special
                           Factors-Background of the Merger" and "- Interests of Certain Persons in the Merger"

Item 3(b) "Summary - Structure of the Transactions," "- The Voting Agreements," "- Terms of the Merger Agreement," "- Interests of Certain Persons in the Merger," "Special Factors - Structure of the Transactions; Transaction Participants," "- Background of the Merger," "- Interests of Certain Persons in the Merger," "The Special Meeting - Voting Agreements" and "The Merger"

Item 4(a)                  "Questions and  Answers about the  Merger,"
                           "Summary -Structure of the Transactions," "- Terms of the Merger Agreement," "- Interests of Certain Persons in the Merger," "- Appraisal Rights," "Special Factors - Structure of the Transactions; Transaction Participants," "- Interests of Certain Persons in the Merger," "- Certain Effects of the Merger; Conduct of Business After the Merger," "Merger Financing," "The Merger," "Appraisal Rights" and Appendix A to the Proxy Statement

Item 4(b)                  "Questions and Answers about the  Merger,"
                           "Summary - Structure of the Transactions," "- Terms of the Merger Agreement," "- Interests of Certain Persons in the Merger," "Special Factors - Structure of the Transactions; Transaction Participants," "- Interests of Certain Persons in the Merger," "The Merger - Merger Consideration" and "- Treatment of Maxxim Stock Options"

Item 5(a)                  "Summary - Structure of the Transactions," "-
                           Terms of the Merger Agreement," "Special Factors - Structure of the Transactions; Transaction Participants," "- Certain Effects of the Merger; Conduct of Business After the Merger" and "The Merger
                           - Structure and Effective Time"

Item 5(b)                  "Merger Financing - Senior Bank Loans"

Item 5(c) "Special Factors - Interests of Certain Persons in the Merger," "- Certain Effects of the Merger; Conduct of Business After the Merger" and "The Merger
                           - Directors and Officers"

Item 5(d) "Summary - Merger Financing," "Historical Market Information," "Merger Financing," "The Merger Treatment of Maxxim Stock Options" and "- Retirement/Amendment of Maxxim Senior Notes"

Item 5(e)                  *

Item 5(f) - (g)            "Special Factors - Certain Effects of the Merger;
                           Conduct of Business after the Merger"

Item 6(a)                  "Summary - Merger Financing" and "Merger Financing"

Item 6(b) "The Merger - Expenses" and "- Estimated Fees and Expenses of the Merger"

Item 6(c)                  "Summary - Merger Financing" and "Merger Financing"

Item 6(d)                  *

Item 7(a) "Questions and Answers about the Merger," "Summary - Structure of the Transactions," "Special Factors - Structure of the Transactions; Transaction Participants," "- Background of the Merger," "- Recommendation of the Special Committee and of the Full Maxxim Board; Fairness of the Merger," "- The Continuing Shareholders' Reasons for the Merger," "- Interests of Certain Persons in the Merger," "The Merger - Structure and Effective Time" and "- Consideration"

Item 7(b)-(c) "Special Factors - Background of the Merger," "-Recommendation of the Special Committee and of the Full Maxxim Board; Fairness of the Merger" and "Information about the Transaction Participants - Fox Paine Medic Acquisition Corporation and the other Fox Paine Entities"

Item 7(d) "Questions and Answers About the Merger," "Summary - Structure of the Transactions," "- Terms of the Merger Agreement," "- Accounting Treatment," "- Merger Financing," "- Interests of Certain Persons in the Merger," "- Appraisal Rights," "Special Factors - Structure of the Transactions; Transaction Participants," "- Interests of Certain Persons in the Merger" "- Certain Effects of the Merger; Conduct of Business After the Merger," "Merger Financing," "The Merger - Structure and Effective Time," " - Merger Consideration," "- Treatment of Maxxim Stock Options," "- Retirement/Amendment of Maxxim Senior Notes," "- Directors and Officers," "Appraisal Rights" and "Federal Income Tax Consequences"

Item 8(a) - (b)            "Questions and Answers About the Merger," "Summary -
                           Recommendations to Shareholders," "- Fairness
                           Opinion," "Special Factors - Background of the
                           Merger," "- Recommendations of the Special Committee and of the Full Maxxim Board," "Opinion of Lazard
                           Freres & Co. LLC," "- The Continuing Shareholders'
                           Reasons for the Merger" and "- Position of the Continuing Shareholders as to Fairness of the Merger"

Item 8(c)                  "The Special Meeting - Required Vote"

Item 8(d) - (e)            "Questions and Answers about the Merger," "Summary -
                           Recommendations to Shareholders," "- Fairness
                           Opinion," "Special Factors - Background of the
                           Merger," "- Recommendation of the Special Committee and of the Full Maxxim Board; Fairness of the Merger" and "- Opinion of Lazard Freres & Co. LLC"

Item 8(f) "Special Factors - Background of the Merger" and "Recommendation of the Special Committee and of the

                           Full Maxxim Board; Fairness of the Merger"

Item 9(a)-(c) "Summary - Fairness Opinion," "Special Factors Background of the Merger," "- Recommendations of the Special Committee and of the Full Maxxim Board; Fairness of the Merger," "Opinion of Lazard Freres & Co. LLC" and Appendix B to Proxy Statement

Item 10(a)-(b) "Principal Shareholders and Stock Ownership of Management and Others"

Item 11 "Summary - Structure of the Transactions" "- The Voting Agreements," "- Terms of the Merger Agreement," "- Interests of Certain Persons in the Merger," "Special Factors - Structure of the Transactions; Transaction Participants," "- Interests of Certain Persons in the Merger," "The Special Meeting - Required Vote," "- Voting Agreements" and "The Merger"

Item 12(a) - (b)           "Questions and Answers About the Merger," "Summary -
                           The Voting Agreements," "- Recommendations to
                           Shareholders," "Special Factors - Background of the
                           Merger," "- Recommendations of the Special Committee and of the Full Maxxim Board; Fairness of the Merger," "- The Continuing Shareholders' Reasons for the Merger," " - Position of the Continuing
                           Shareholders as to Fairness of the Merger," "The
                           Special Meeting - Required Vote" and "- Voting
                           Agreement"

Item 13(a)                 "Summary - Appraisal Rights," "The Special
                           Meeting - Record Date and Voting," "Appraisal Rights" and Appendix C to the Proxy Statement

Item 13(b) - (c)           *

Item 14(a) - (b)           "Selected Historical Consolidated Financial Data"
                           and "Incorporation of Certain Documents by Reference"

Item 15(a) - (b)           "The Special Meeting - Proxies; Revocation" and "The
                           Merger - Estimated Fees and Expenses of the Merger"

Item 16                    Proxy Statement

Item 17(a) - (f)           *

-------------------
* Not applicable or answer is negative.

ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

         (a) The information set forth in the section entitled "Summary - The Participants" of the Proxy Statement is incorporated herein by reference.

         (b) The information set forth in the sections entitled "Summary - The Special Meeting," "Historical Market Information" and "The Special Meeting - Record Date and Voting" of the Proxy Statement is incorporated herein by reference.

         (c)-(f) The information set forth in the section entitled "Historical Market Information" of the Proxy Statement is incorporated herein by reference.

ITEM 2.  IDENTITY AND BACKGROUND.

         (a)-(g) This statement is being filed jointly by Maxxim, Kenneth W. Davidson and Ernest J. Henley. The information set forth in the sections entitled "Summary - The Participants," "Historical Market Information" and "Information About the Transaction Participants - The Continuing Shareholders" of the Proxy Statement is incorporated herein by reference.

ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

         (a)(1) The information set forth in the sections entitled "Summary - Interests of Certain Persons in the Merger," "Historical Market Information" and "Special Factors - Interests of Certain Persons in the Merger" of the Proxy Statement is incorporated herein by reference.

         (a)(2) The information set forth in the section entitled "Summary - Interests of Certain Persons in the Merger," "Historical Market Information," "Special Factors - Background of the Merger" and "- Interests of Certain Persons in the Merger" of the Proxy Statement is incorporated herein by reference.

         (b) The information set forth in the section entitled "Summary - Structure of the Transactions," "- The Voting Agreements," "- Terms of the Merger Agreement," "- Interests of Certain Persons in the Merger," "Special Factors - Structure of the Transactions; Transaction Participants," "- Background of the Merger," "- Interests of Certain Persons in the Merger," "The Special Meeting - Voting Agreements" and "The Merger" of the Proxy Statement is incorporated herein by reference.

ITEM 4.  TERMS OF THE TRANSACTION.

         (a) The information set forth in the Proxy Statement under "Questions and Answers about the Merger," "Summary - Structure of the Transactions," "- Terms of the Merger Agreement," "- Interests of Certain Persons in the Merger," "- Appraisal Rights," "Special Factors - Structure of the Transactions; Transaction Participants," "Interests of Certain Persons in the Merger," "- Certain Effects of the Merger; Conduct of Business After the Merger," "Merger Financing," "The Merger," "Appraisal Rights" and Appendix A to the Proxy Statement is incorporated herein by reference.

         (b) The information set forth in the Proxy Statement under "Questions and Answers about the Merger," "Summary - Structure of the Transactions," "- Terms of the Merger Agreement," "- Interests of Certain Persons in the Merger," "Special Factors - Structure of the Transactions; Transaction Participants," "- Interests of Certain Persons in the Merger," "The Merger - Merger Consideration" and "- Treatment of Maxxim Stock Options" is incorporated herein by reference.

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

         (a) The information set forth in the Proxy Statement under "Summary - Structure of the Transactions," "- Terms of the Merger Agreement," "Special Factors - Structure of the Transactions; Transaction Participants," "Certain Effects of the Merger; Conduct of Business After the Merger" and "The Merger - Structure and Effective Time" and is incorporated herein by reference.

         (b) The information set forth in the Proxy Statement under "Merger Financing - Senior Bank Loans" is incorporated herein by reference.

         (c) The information set forth in the Proxy Statement under "Special Factors - Interests of Certain Persons in the Merger," "- Certain Effects of the Merger; Conduct of Business After the Merger" and "The Merger Directors and Officers" is incorporated herein by reference.

         (d) The information set forth in the Proxy Statement under "Summary - Merger Financing," "Historical Market Information," "Merger Financing," "The Merger - Treatment of Maxxim Stock Options" and "- Retirement/Amendment of Maxxim Senior Notes" is incorporated herein by reference.

         (e)      None.

         (f)-(g) The information set forth in the Proxy Statement under "Special Factors - Certain Effects of the Merger; Conduct of Business after the Merger," is incorporated herein by Merger.

ITEM 6.  SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION.

         (a) The information set forth in the Proxy Statement under "Summary - Merger Financing" and "- Merger Financing" is incorporated herein by reference.

         (b) The information set forth in the Proxy Statement under "The Merger - Expenses" and "- Estimated Fees and Expenses of the Merger" is incorporated herein by reference.

         (c) The information set forth in the Proxy Statement under "Summary - Merger Financing" and "Merger Financing" is incorporated herein by reference.

         (d)      Not applicable.

ITEM 7.  PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

         (a) The information set forth in the Proxy Statement under "Questions and Answers About the Merger," "Summary - Structure of the Transactions," "- Interests of Certain Persons in the Merger," "Special Factors Structure of the Transactions; Transaction Participants," "- Background of the Merger," "- Recommendations of the Special Committee and of the Full Maxxim Board; Fairness of the Merger," "- The Continuing Shareholders' Reasons for the Merger," "- Interests of Certain Persons in the Merger," "The Merger - Structure and Effective Time" and "Consideration" is incorporated herein by reference.

         (b)-(c) The information set forth in the Proxy Statement under "Special Factors - Background of the Merger," "- Recommendation of the Special Committee and of the Full Maxxim Board; Fairness of the Merger" and "Information about the Transaction Participants - Fox Paine Medic Acquisition Corporation and the Other Fox Paine Entities" is incorporated herein by reference.

         (d) The information set forth in the Proxy Statement under "Questions and Answers About the Merger," "Summary - Structure of the Transactions," "- Terms of the Merger Agreement," "- Accounting Treatment," "- Merger Financing," "Interests of Certain Persons in the Merger," "- Appraisal Rights," "Special Factors - Structure of the Transactions; Transaction Participants," "- Interests of Certain Persons in the Merger," "- Certain Effects of the Merger; Conduct of Business After the Merger," "Merger Financing," "The Merger - Structure and Effective Time," " Merger Consideration," "- Treatment of Maxxim Stock Options," "- Retirement/Amendment of Maxxim Senior Notes," "Directors and Officers," "Appraisal Rights" and "Federal Income Tax Consequences" is incorporated herein by reference.

ITEM 8.  FAIRNESS OF THE TRANSACTION.

         (a)-(b) The information set forth in the Proxy Statement under "Questions and Answers About the Merger," "Summary - Recommendations to Shareholders," "- Fairness Opinion," "Special Factors - Background of the Merger," "Recommendations of the Special Committee and of the Full Maxxim Board," "- Opinion of Lazard Freres & Co. LLC," "The Continuing Shareholders' Reasons for the Merger" and "- Position of the Continuing Shareholders as to Fairness of the Merger" is incorporated herein by reference.

         (c) The information set forth in the Proxy Statement under "The Special Meeting - Required Vote" is incorporated herein by reference.

         (d)-(e) The information set forth in the Proxy Statement under "Questions and Answers about the Merger," "Summary - Recommendations to Shareholders," "Special Factors - Background of the Merger," "- Recommendation of the Special Committee and of the Full Maxxim Board; Fairness of the Merger" and "- Opinion of Lazard Freres & Co. LLC" is incorporated herein by reference.

         (f) The information set forth in the Proxy Statement "Special Factors - Background of the Merger" and "- Recommendation of the Special Committee and of the Full Maxxim Board; Fairness of the Merger" is incorporated herein by reference.

ITEM 9. REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

         (a)-(c) The information set forth in the Proxy Statement under "Summary - Fairness Opinion," "Special Factors - Background of the Merger," "- Recommendations of the Special Committee and of the Full Maxxim Board," "Opinion of Lazard Freres & Co. LLC" and Appendix B to Proxy Statement is incorporated herein by reference.

ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.

         (a)-(b) The information set forth in the Proxy Statement under "Principal Shareholders and Stock Ownership of Management and Others" is incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

         The information set forth in the Proxy Statement under "Summary - Structure of the Transactions," "- The Voting Agreements," "- Terms of the Merger Agreement," "- Interests of Certain Persons in the Merger," "Special Factors - Structure of the Transactions; Transaction Participants," "- Interests of Certain Persons in the Merger," "The Special Meeting - Required Vote," "- Voting Agreement" and "The Merger" is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

         (a)-(b) The information set forth in the Proxy Statement under "Questions and Answers About the Merger" "Summary - The Voting Agreements," "- Recommendations to Shareholders," "Special Factors - Background of the Merger," "- Recommendations of the Special Committee and of the Full Maxxim Board; Fairness of the Merger," "- The Continuing Shareholders' Reasons for the Merger," " - Position of the Continuing Shareholders as to Fairness of the Merger" "The Special Meeting - Required Vote" and "- Voting Agreement" is incorporated herein by reference.

ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

         (a) The information set forth in the Proxy Statement under "Summary - Appraisal Rights," "The Special Meeting - Record Date and Voting," "Appraisal Rights" and Appendix C to the Proxy Statement is incorporated herein by reference.

         (b)      None.

         (c)      Not applicable.

ITEM 14. FINANCIAL INFORMATION.

         (a)-(b) The information set forth in the Proxy Statement under "Selected Historical Consolidated Financial Data" and "Incorporation of Certain Documents by Reference" is incorporated herein by reference.

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

 (a)-(b) The information set forth in the Proxy Statement under "The Special Meeting - Proxies; Revocation" and "The Merger - Estimated Fees and Expenses of the Merger" is incorporated herein by reference.

ITEM 16. ADDITIONAL INFORMATION.

         The entirety of the Proxy Statement is incorporated herein by reference.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

(b) Opinion of Lazard Freres & Co. LLC (included as Appendix B to the Preliminary Proxy Statement filed by Maxxim Medical, Inc. on July 23, 1999 under cover of Schedule 14A)

(c)(1) Agreement and Plan of Merger, dated as of June 13, 1999, among Fox Paine Medic Acquisition Corporation and Maxxim (included as Appendix A to the Preliminary Proxy Statement filed by Maxxim Medical, Inc. on July 23, 1999 under cover of Schedule 14A)

(c)(2) Form of Voting Agreement, by and between Fox Paine Medic Acquisition Corporation and each of 10 shareholders of Maxxim Medical, Inc. (included as Appendix D to the Preliminary Proxy Statement filed by Maxxim Medical, Inc. on July 23, 1999 under cover of Schedule 14A)

(c)(3) Investor Participation Agreement, dated as of June 13, 1999, by and among Fox Paine Medic Acquisition Corporation and each of 10 shareholders of Maxxim Medical, Inc., in their individual capacities

(d)(1) Preliminary letter to shareholders (included in the Preliminary Proxy Statement filed by Maxxim Medical, Inc. on July 23, 1999 under cover of
         Schedule 14A)

(d)(2) Preliminary notice of special meeting of shareholders (included in the Preliminary Proxy Statement filed by Maxxim Medical, Inc. on July 23, 1999 under cover of Schedule 14A)

(d)(3) Preliminary Proxy Statement (incorporated by reference to the Preliminary Proxy Statement filed by Maxxim Medical, Inc. on July 23, 1999 under cover of Schedule 14A)

(d)(4) Preliminary form of proxy (incorporated by reference to the Preliminary Proxy Statement filed by Maxxim Medical, Inc. on July 23, 1999 under cover of Schedule 14A)

(d)(5) Press release issued by Maxxim and Fox Paine & Company, LLC dated as of June 14, 1999 (incorporated by reference to the Current Report on Form 8-K filed by Maxxim Medial, Inc. on June 16, 1999)

(e) Articles 5.11, 5.12 and 5.13 of the Texas Business Corporation Act (included as Appendix C to the Preliminary Proxy Statement filed by Maxxim Medical, Inc. on July 23, 1999 under cover of Schedule 14A)

(f)      Not applicable.

                                    SIGNATURE

         After due inquiry and to the best of our knowledge and belief, we certify that the information set forth in this statement is true, complete and correct.

                                             MAXXIM MEDICAL, INC.


Date:    July 23, 1999               By:     /s/ Kenneth W. Davidson
                                        -------------------------------------
                                        Kenneth W. Davidson,
                                        Chairman of the Board, President and
                                        Chief Executive Officer



Date:    July 23, 1999                       /s/ Kenneth W. Davidson
                                        -------------------------------------
                                             Kenneth W. Davidson



Date:    July 23, 1999                       /s/ Ernest J. Henley
                                        -------------------------------------
                                             Ernest J. Henley

                                  EXHIBIT INDEX

EXHIBIT
NO.       DESCRIPTION
-------   -----------

(b) Opinion of Lazard Freres & Co. LLC (included as Appendix B to the Preliminary Proxy Statement filed by Maxxim Medical, Inc. on July 23, 1999 under cover of Schedule 14A)

(c)(1) Agreement and Plan of Merger, dated as of June 13, 1999, among Fox Paine Medic Acquisition Corporation and Maxxim (included as Appendix A to the Preliminary Proxy Statement filed by Maxxim Medical, Inc. on July 23, 1999 under cover of Schedule 14A)

(c)(2) Form of Voting Agreement, by and between Fox Paine Medic Acquisition Corporation and each of 10 shareholders of Maxxim Medical, Inc. (included as Appendix D to the Preliminary Proxy Statement filed by Maxxim Medical, Inc. on July 23, 1999 under cover of Schedule 14A)

(c)(3) Investor Participation Agreement, dated as of June 13, 1999, by and among Fox Paine Medic Acquisition Corporation and each of 10 shareholders of Maxxim Medical, Inc., in their individual capacities

(d)(1) Preliminary letter to shareholders (included in the Preliminary Proxy Statement filed by Maxxim Medical, Inc. on July 23, 1999 under cover of
         Schedule 14A)

(d)(2) Preliminary notice of special meeting of shareholders (included in the Preliminary Proxy Statement filed by Maxxim Medical, Inc. on July 23, 1999 under cover of Schedule 14A)

(d)(3) Preliminary Proxy Statement (incorporated by reference to the Preliminary Proxy Statement filed by Maxxim Medical, Inc. on July 23, 1999 under cover of Schedule 14A)

(d)(4) Preliminary form of proxy (incorporated by reference to the Preliminary Proxy Statement filed by Maxxim Medical, Inc. on July 23, 1999 under cover of Schedule 14A)

(d)(5) Press release issued by Maxxim and Fox Paine & Company, LLC dated as of June 14, 1999 (incorporated by reference to the Current Report on Form 8-K filed by Maxxim Medical, Inc. on June 16, 1999)

(e) Articles 5.11, 5.12 and 5.13 of the Texas Business Corporation Act (included as Appendix C to the Preliminary Proxy Statement filed by Maxxim Medical, Inc. on July 23, 1999 under cover of Schedule 14A)

(f)      Not applicable.


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